SEPARATION AND RELEASE OF CLAIMS AGREEMENT This Separation and Release of Claims Agreement (“Agreement”) is entered into as of the date last written below between Peter R. Matt (“Employee”) and Constellium US Holdings I, LLC (“Company”), and for the additional benefit of the Company’s affiliates (including the Company’s indirect parent, Constellium SE (formerly Constellium N.V.)), and the Company’s and such affiliates’ respective past and present directors, officers, successors, employees, members, shareholders, employee benefit plans, administrators and fiduciaries, and insurers (collectively, “Releasees”). In consideration of the terms herein, which are in the mutual interest and for the mutual benefit of both parties, Employee and the Company agree as follows: 1. Separation Date. Employee’s last day of employment with the Company will be April 8, 2023 (“Effective Date”). Employee shall not sign this Agreement until on or after the Effective Date. 2. Benefits. The Company offers and Employee accepts the compensation described below in consideration of Employee’s strong continued performance, ample notice and transition-related assistance, and subject to his agreement to other terms included herein (clause (a) and (b) below together, the “Benefits”): (a) One Hundred Seventy-Five Thousand Nine Hundred Seventeen Dollars ($175,917) as pro-rated payment under the 2023 Employee Performance Award program for his bonus through April 8, 2023. The Company will pay Employee this amount, less all relevant taxes and other withholdings, in a lump sum payment within thirty (30) days following the Effective Date, subject to the expiration of the seven (7) day revocation period in Section 14 herein; and (b) Employee’s grants under the Constellium SE Long-Term Incentive Plan will be given consideration for “Good Leaver” status (as defined therein) and communicated to Employee as soon as practicable. The delivery of any shares thereunder to Employee will continue to occur at the original vesting dates, subject to expiration of the seven (7) day revocation period in Section 14 herein. Employee acknowledges that he does not have any rights to a grant of shares under such plan in 2023. 3. COBRA; Taxes; Etc. (a) Employee shall be solely responsible for the payment of any and all costs relating to COBRA, as applicable, if he elects to participate in COBRA continuation coverage. Employee acknowledges that no payment is owed for unused vacation/paid time off. (b) Employee is solely responsible for all of his taxes on the Benefits, and Employee will timely pay all of the same. Employee agrees to indemnify and hold the Company harmless for any and all taxes on the Benefits that the Company may be required to pay (other than the customary employer portion of payroll taxes, as applicable). (c) Employee’s participation in the Company’s employee benefit plans as an active employee ends on the Effective Date. The Benefits are not employee benefit plan compensation and are not eligible for any form of plan contribution (whether deferral, Company match, or otherwise). 4. Waiver and Release. In exchange for the payment of the Benefits to Employee, to the maximum extent permitted by law, Employee, on behalf of himself and all persons who may assert any claim through or on behalf of Employee, hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and Releasees from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of actions, suits, rights, demands, costs, losses, wages,

2 salary, benefits, compensation, debts or expenses of any kind whatsoever, known or unknown, suspected or unsuspected, which Employee now has, owns or which Employee at any time had, owned, or held against the Company and/or Releasees (collectively referred to as “Claims” and each a “Claim”), including, but not limited to: (a) all Claims based on alleged or actual rights arising under any United States federal, state, or local laws, or any non-United States laws, including, without limitation, those laws prohibiting race, sex, religious, age, disability, color, national origin, or other forms of discrimination (including but not limited to the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, The Civil Rights Act of 1991, the Americans with Disabilities Act, and/or the Family and Medical Leave Act), claims of discrimination or retaliation or interference with benefits arising under Section 510 of the Employee Retirement Income Security Act of 1974 (with the exception of claims for vested benefits under an employee benefit plan sponsored by Employer within the meaning of ERISA), the Civil Rights Act of 1866, Sections 1981 through 1988 of Title 42 of the United States Code; the Immigration Reform and Control Act; the Sarbanes-Oxley Act of 2002; the Equal Pay Act; the Fair Credit Reporting Act; Occupational Safety and Health Act; the New York State Executive Law (including its Human Rights Law); the New York State Labor Law; the New York wage and wage–hour laws; the New York City Administrative Code (including its Human Rights Law); State Government Article §20-602 of the Annotated Code of Maryland, the common law and statutes of the State of Maryland and all other states, claims for breach of contract, and claims of discharge in violation of a substantial public policy of the State of Maryland, all other states and the United States, and all other federal, state or local, civil, human rights, bias, whistleblower, discrimination, retaliation, compensation, employment, labor or other local, state or federal law, regulation or ordinance and any other local laws relating to or otherwise regulating Employee’s employment with the Company or the termination thereof; (b) any Claims of any nature based on, relating to, or arising out of Employee’s employment with the Company (or engagement/interaction/involvement with any of its affiliates) and/or the termination of that employment; (c) any Claims based on contract, negligence, recklessness or intent of any type; (d) all other common law Claims, including but not limited to any and all rights to discovery and claims for wrongful discharge, constructive discharge, breach of an implied covenant of good faith and fair dealing, negligent or intentional infliction of emotional distress, defamation, fraud, and/or misrepresentation; (e) except as specified in Sections 2 and 5, all Claims for any severance, compensation, fringe/ disability/pension/other benefits, awards, reinstatement, retroactive seniority, contributions to retirement plans, grants, bonuses (including, without limitation, all employee performance award bonuses, incentive plan bonuses, and restricted stock awards), and/or any other form of economic loss, whether under any prior contract, policy, promise or otherwise; (f) all Claims for harassment and personal injury, including physical injury, mental anguish, pain and suffering, embarrassment, humiliation, and damage to name or reputation; and (g) all Claims for costs, interest, punitive damages, and attorneys’ fees. 5. Exceptions to Release. It is the intention of the parties that this Agreement constitutes a complete and general release of all Claims of Employee of every nature, except as specifically set forth in Section 10 or which (i) Employee may have to receive unemployment compensation or workers’ compensation

3 benefits (to which Employee is entitled) under applicable law, (ii) arise after the date this Agreement is executed, or (iii) Employee has to enforce the terms hereof. 6. Covenant Not to Sue. Employee will not file, bring, cause or support any claim, suit, or civil action in any local, state, or federal court or other tribunal with respect to any Claim(s) Employee has released pursuant to Section 4 above (subject to the exceptions in Section 5 above). Employee will cooperate with the Company to dismiss or withdraw any such claim, suit, or civil action that may have been filed or brought prior to the execution of this Agreement. 7. Prior Payment of All Salary. Employee represents and warrants that Employee has been properly and fully paid as of the most recent payroll date of the Company for all hours worked for the Company or any Releasee, including but not limited to overtime, for the period covered by such payroll period and all prior employment periods. In addition, Employee represents and warrants that Employee has received payment for his Employment Performance Award bonus for fiscal year 2022 which was paid on or about March 15, 2023, as full satisfaction of such bonus less required withholdings, in accordance with its ordinary payroll practices. Employee also represents that he has not suffered an on-the-job injury for which he has not already filed a claim, and, if he has filed such a claim, then he has previously provided a copy thereof to the Company. 8. Non-Disparagement. Employee will not, directly or indirectly, individually or with others, engage in any conduct or make any statement (whether in writing, orally, over social media, or otherwise) calculated or likely to have the effect of disparaging, criticizing or otherwise harming, the business, reputation or goodwill of the Company or Releasees. 9. Confidentiality. Except as, or until, it may need to be disclosed by the Company or its affiliates, Employee will not directly or indirectly disclose the facts and terms of this Agreement nor its existence to anyone. The only exceptions are: (i) to his/her attorney on a privileged basis, his/her tax and/or financial advisors, and/or to a member of his/her immediate family (each who shall have agreed, prior to disclosure, to keep this Agreement and its existence and terms confidential, with Employee being responsible for their non-compliance); (ii) if required by applicable law; or (iii) in strict compliance with the terms of Section 10. At all times from and after the Effective Date, Employee shall not disclose or use, directly or indirectly, any trade secrets, confidential information or other proprietary information of the Company (or of any other company or person) that he learned, obtained, acquired or had access to while employed by the Company or any of its affiliates, including but not limited to engineering and manufacturing information, data and processes, financial, personnel, and marketing data and information, supplier and customer identities and data, lists and contract terms, product information, and all other non-public business information (collectively, “Confidential Information”), except as required by law (including pursuant to a Government Authority (as defined below) investigation, if and to the extent required by applicable law). Upon receipt of judicial process or governmental request for such information, Employee shall immediately notify the Company and shall cooperate with the Company in efforts to limit such disclosure and shall not make such disclosure unless compelled to do so. 10. Regulatory Matters. Nothing in this Agreement shall prohibit Employee from testifying truthfully in any legal proceeding or from speaking to, filing a charge with or participating in any investigation or proceeding conducted by any Government Authority. “Government Authority” means the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, and any other federal, state or local agency charged with the enforcement of any laws or regulations applicable to the Company and its operations. Notwithstanding the foregoing, Employee expressly waives any right to recover monetary damages in any charge, complaint, or lawsuit filed by Employee or anyone else on Employee’s behalf;

4 provided, however, that this waiver shall not limit Employee’s rights to any whistleblower award under applicable federal securities laws or otherwise to the extent such waiver is prohibited by applicable law. 11. Other Post-Employment Obligations. (a) In consideration of the Benefits described above, and without limiting his obligations to the Company or its affiliates under any other agreements between Employee and such persons, Employee agrees that for a period of 12 months from and after the Effective Date, he shall not compete with the Company or any of its affiliates (collectively, “Constellium Group”), including but not limited to, as an employee, officer, director, or consultant of, or investor in, a competing entity, including without limitation any member of the Target Group, or otherwise, in the aluminium fabrication or rolling business (the “Business”) in any state or other location in which the Constellium Group conducts its operations and/or engages in the Business at the time of Employee’s separation and in which Employee’s competing with the Constellium Group would cause actual harm to any entity in the Constellium Group. Notwithstanding the foregoing, nothing in this provision shall prevent Employee from passively investing as a less than two percent (2%) stockholder in the securities of any company listed on a national securities exchange or quoted on an automated quotation system. The “Target Group” is defined as the following companies including all of their respective affiliates, operating worldwide: Arconic Corporation, AMAG Austria Metall AG, Benteler International AG, Commonwealth Rolled Products, Inc., Gestamp Automocion, S.A., Gränges AB, Kaiser Aluminum Corporation, Magna International Inc., Martinrea International Inc., Metra Aluminum Inc., Nemak S.A.B de C.V., Norsk Hydro ASA, Novelis Inc, Otto Fuchs KG, Sankyo Tateyama, Inc., Speira GmbH, Tri-Arrows Aluminum Inc., UACJ Automotive Whitehall Industries, Inc., and Universal Alloy Corporation, or any successor of any such company. In addition, for 12 months from and after the Effective Date, Employee shall not (i) hire or solicit any of the Constellium Group’s employees, or consultants on matters related to Constellium’s Business (including persons who were employees of persons or entities that were consultants at any time in the 12 months preceding such attempt to hire or solicit); or (ii) solicit any of the Constellium Group’s customers on matters related to Constellium’s Business (including persons or entities who were customers of any member of the Constellium Group at any time in the 3 years preceding such attempt to solicit). If it is determined by a court of competent jurisdiction in any state that any of the restrictive covenants above is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the Employee and the Company that such restrictive covenant shall be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state. (b) All confidentiality, non-disclosure, and/or other post-employment obligations of Employee in any prior agreements between Employee and the Company (collectively, “Other Post-Employment Obligations”) shall remain in full force and effect. Such obligations shall be in addition to Employee’s obligations under this Agreement. Employee shall provide any assistance requested by the Company after the Effective Date in connection with any dispute, litigation, arbitration, regulatory matter, or any other matter (whether or not dispute related) relating to or occurring during the time of Employee’s employment with the Company; the Company will reimburse Employee for reasonable, pre-approved travel expenses to be incurred by Employee in providing such assistance. 12. Return of Company Property. Employee warrants that on or before the date last written below, he has returned to the Company all Company (including of its affiliates and indirect ultimate parent Constellium SE) materials, memoranda, books, analyses, data, Confidential Information, and other information, all copies thereof, and all other Company property. Company property includes, without limitation, Company identification cards, access cards, keys, computers, cellular phones, corporate credit cards, accessories, and other equipment, which were or are in Employee’s possession or control. Notwithstanding anything to the contrary in this Agreement, the Company’s obligations hereunder are contingent on Employee providing, on or prior to the date last written below, the Company with all

5 passwords to his/her Company laptop, other computer, cellular phone and other systems and devices (including cloud-based applications and storage devices). Employee represents and warrants to the Company that he has not downloaded or stored any Confidential Information on any non-Company device or in any non-Company authorized location (including personal email and non-Company cloud-based storage), and if he has done so, hereby represents that any such information has been destroyed and/or deleted. 13. No Admissions; Waiver of Jury Trial; Etc. a. This Agreement is not and cannot be construed as an admission by the Company or Employee that either has acted wrongfully or unlawfully with respect to the other or that either of them has any claim whatsoever against the other. b. This Agreement is governed by and is to be construed in accordance with the laws of Maryland, without regard for conflicts of laws principles. c. The provisions of this Agreement are severable and, if any part of it is found to be unenforceable, the other provisions shall remain fully valid and enforceable. In the event that the Company should bring an action in any court to enforce this Agreement or any provision hereof, it is agreed that the Company (if it is the prevailing party in whole or in part) will be entitled to recover from Employee the Company’s reasonable attorney’s fees and costs of such litigation. d. The parties irrevocably waive, to the extent permitted by applicable law, any trial by jury in connection with this Agreement or its enforcement. Further, the parties agree that the state courts located in Baltimore County, Maryland and the United States District Court for the District of Maryland shall have exclusive jurisdiction over, and be the proper venue for, any dispute or lawsuit arising out of or relating to this Agreement. 14. ADEA/OWBPA Compliance. a. It is the intent of the parties that this Agreement comply fully with the requirements of the Age Discrimination in Employment Act, Older Worker Benefit Protection Act, and any relevant state laws regarding age discrimination. Employee acknowledges that Employee has been given twenty-one (21) days to consider and to execute this Agreement, which Employee acknowledges is a sufficient period of time in order to fully consider and understand this Agreement. Employee further acknowledges, understands and agrees that for a period of seven (7) days following the execution of this Agreement, Employee may revoke this Agreement by providing written notice of such revocation to Ryan Jurkovic at Constellium US Holdings I, LLC, 300 East Lombard Street, Suite 1710, Baltimore, MD 21202 or at ryan.jurkovic@constellium.com. Employee understands that Employee will not be entitled to payment of the Benefits unless and until Employee accepts, executes and delivers this Agreement and the seven (7) day revocation period has expired, at which time this Agreement is final and otherwise non- revocable. b. Employee represents and agrees that he fully understands all provisions of this Agreement and that Employee has the right to discuss this Agreement with his attorney(s). Employee further represents and agrees that Employee has carefully read and fully understands all the provisions of this Agreement and that Employee is voluntarily entering into this Agreement, without duress or coercion. Employee acknowledges and agrees that the Benefits he is receiving under this Agreement are substantially greater than Employee would otherwise be entitled to receive. This Agreement contains a waiver of claims, and Employee acknowledges that the Company advises Employee to obtain his/her own legal counsel with respect to the terms of this Agreement before signing it.